Exhibit 99.2

Regency Centers Corporation

December 31, 2014

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.
We add value.
We believe in creating value from every

transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
December 31, 2014

Regency Centers Announces Fourth Quarter 2014 Results
Same Property NOI Grows 5.3% in the Fourth Quarter

JACKSONVILLE, Fla. (February 11, 2015) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the quarter and year ended December 31, 2014.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the fourth quarter of $66.0 million, or $0.71 per diluted share, compared to $61.3 million, or $0.66 per diluted share, for the same period in 2013. For the twelve months ended December 31, 2014, Core FFO was $261.5 million, or $2.82 per diluted share, compared to $241.6 million, or $2.63 per diluted share, for the same period in 2013.

Funds From Operations (“FFO”) for the fourth quarter was $73.0 million, or $0.78 per diluted share. For the same period in 2013, the Company reported FFO of $60.2 million, or $0.65 per diluted share. For the twelve months ended December 31, 2014, FFO was $269.1 million, or $2.90 per diluted share, compared to $240.6 million, or $2.62 per diluted share, for the same period in 2013.

Regency reported net income attributable to common stockholders (“Net Income”) for the fourth quarter of $73.5 million, or $0.79 per diluted share, compared to Net Income of $46.3 million, or $0.50 per diluted share, for the same period in 2013. For the twelve months ended December 31, 2014, Net Income was $166.3 million, or $1.80 per diluted share, compared to $128.7 million, or $1.40 per diluted share for the same period in 2013.

Operating Results

For the three and twelve months ended December 31, 2014, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

	Q4 2014	Full Year 2014
Percent leased - Same properties		95.8%
Percent leased - All properties		95.4%
Same property NOI growth without termination fees	5.3%	4.0%
Same space rental rate growth for spaces vacant less than 12 months	9.1%	11.9%
New Leases	16.9%	31.9%
Renewals	8.2%	8.2%

Portfolio Activity

Property Transactions

During the quarter, Regency sold one co-investment property for a gross sales price of $14.7 million. Regency’s share of the gross sales price was $7.4 million. The Company also sold five wholly-owned properties for $57.4 million.

As previously disclosed, during the quarter the Company and a co-investment partner acquired Broadway Market for a gross purchase price of $43.0 million. Regency’s share of the purchase price was $8.6 million. Also during the quarter, Regency acquired a co-investment partner’s 50% interest in Indian Springs Center for $26.6 million, including the assumption of $12.6 million of secured mortgage debt.

Developments and Redevelopments

At quarter end, the Company had seven projects in development with estimated net development costs of $232.2 million. The in-process developments were 50% funded and 87% leased and committed, including retailer-owned square footage. Regency completed two projects during the quarter, representing $67.3 million in net development costs.

During the quarter, the Company started the development of one project. The Village at La Floresta, located in the Los Angeles market, is an 87,000 square foot shopping center anchored by Whole Foods Market. The Company’s net investment at completion is estimated to be $33.1 million.

Regency also had 14 redevelopment projects in process at quarter end, representing a total estimated incremental investment upon completion of $67.5 million.

During 2014, Regency started 21 development and redevelopment projects with total estimated costs of approximately $240 million and a blended yield of 7.9%. The Company also delivered 18 development and redevelopment projects with incremental costs of approximately $140 million and a blended yield of 9.3%.

Balance Sheet

During the fourth quarter, the Company accessed its at-the-market common equity program generating gross proceeds of $55.0 million.

Subsequent to quarter end, the Company closed an underwritten public offering of 2,875,000 shares (subject to forward sales agreements) of its common stock, which included the underwriter’s full exercise of its option to purchase up to 375,000 additional shares of Regency’s common stock. The closing will result in approximately $193.8 million of gross proceeds (assuming each forward sale agreement is physically settled based on the offer price to the public of $67.40), before any underwriting discount and offering expenses. Settlement of the forward sale agreements will occur on one or more dates occurring no later than approximately 12 months after the date of the prospectus supplement relating to the offering.

Dividend

As previously announced, on January 14, 2015, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.485 per share, which represents an increase of 3.2%. The dividend is payable on March 5, 2015 to shareholders of record as of February 23, 2015.

Conference Call Information

In conjunction with Regency’s fourth quarter results, the Company will host a conference call on Thursday, February 12, 2015 at 11:00 a.m. EST. Dial-in and webcast information is listed below.

Fourth Quarter Conference Call
Date:	Thursday, February 12, 2015
Time:	11:00 a.m. EST
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended December 31, 2014 and 2013	Three Months Ended		Year to Date
	2014	2013	2014	2013
Net Income Attributable to Common Stockholders	$73,514	46,326	166,328	128,742
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	46,123	46,184	184,750	173,497
Provision for impairment to operating properties(2)	557	—	983	6,000
Gain on sale of operating properties, net of tax (2)	(29,053)	(32,388)	(64,960)	(67,894)
Gain on remeasurement of investment in real estate partnership	(18,271)	—	(18,271)	—
Exchangeable operating partnership units	134	93	319	276
Funds From Operations	73,004	60,215	269,149	240,621
Dilutive effect of share-based awards	(88)	(106)	(389)	(403)
Funds from Operations for calculating Diluted FFO per Share	$72,916	60,109	$268,760	240,218

Funds From Operations	$73,004	60,215	$269,149	240,621
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	486	1,113	2,598	2,704
Income tax benefit	(996)	—	(996)	—
Gain on sale of land (2)	(385)	(214)	(3,731)	(1,360)
Provision for impairment to land	474	—	699	—
Hedge ineffectiveness (2)	30	—	30	(21)
Early extinguishment of debt (2)	10	212	51	(325)
Gain on sale of AmREIT stock, net of costs	(6,610)	—	(5,960)	—
Dividends from investments	—	—	(334)	—
Core Funds From Operations	66,013	61,326	261,506	241,619
Dilutive effect of share-based awards	(88)	(106)	(389)	(403)
Core Funds From Operations for calculating Diluted Core FFO per Share	$65,925	61,220	$261,117	241,216

Weighted Average Shares For Diluted FFO per Share	93,456	92,275	92,562	91,581

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Reported results are preliminary and not final until the filing of the Company's Form 10-K with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
FFO and Core FFO Guidance:	2015
Net income attributable to common stockholders	$0.90	0.96
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.99	1.99
Funds From Operations	$2.89	2.95

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$2.91	2.97

The Company has published forward-looking statements and additional financial information in its fourth quarter 2014 supplemental information package that may help investors estimate earnings for 2015. A copy of the Company’s fourth quarter 2014 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year ended December 31, 2014. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 322 retail properties encompasses over 43.1 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 219 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
December 31, 2014
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2014	2013	2014	2013
Core Funds From Operations (Core FFO)	$66,013	61,326	$261,506	241,619
Core FFO per share (diluted)	$0.71	0.66	$2.82	2.63
Funds From Operations (FFO)	$73,004	60,215	$269,149	240,621
FFO per share (diluted)	$0.78	0.65	$2.9	2.62
Diluted share and unit count
Weighted average diluted shares	93,456	92,275	92,562	91,581
Dividends paid per share and unit	$0.4700	0.4625	$1.8800	1.8500
Payout ratio of Core FFO per share (diluted)	66.2%	70.1%	66.7%	70.3%
Debt metrics (pro-rata; trailing four quarters)
Net debt to Core EBITDA			5.7x	5.6x
Fixed charge			2.5x	2.4x

	As of	As of	As of	As of
Capital Information	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Market price per common share	$63.78	46.30	47.12	37.62
Market equity value of common and convertible shares	$6,012,045	4,282,702	4,267,736	3,389,525
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$2,528,137	2,388,837	2,539,314	2,592,870
Total market capitalization	$8,865,182	6,996,538	7,132,051	6,307,395
Total real estate at cost before depreciation	$4,743,053	4,385,380	4,352,839	4,488,794
Total assets at cost before depreciation	$5,130,878	4,758,390	4,636,207	4,778,690
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	94,108	92,333	90,395	89,922
Exchangeable units held by noncontrolling interests	154	166	177	177
Common shares and equivalents issued and outstanding	94,262	92,499	90,572	90,099

Summary Real Estate Information
December 31, 2014
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Number of shopping centers - All properties	322	326	328	332	328
Number of shopping centers - Operating properties	315	318	321	325	322
Number of shopping centers - Same properties	298	304	309	314	304
Number of projects in development	7	8	7	7	6

Gross Leasable Area (GLA) - All properties	38,201	38,272	38,456	38,619	37,980
GLA including retailer-owned stores - All properties	43,138	43,592	43,777	43,939	43,300
GLA - Operating properties	37,494	37,336	37,600	37,759	37,326
GLA - Same properties	35,215	35,523	35,928	36,164	35,072
GLA - Projects in development	707	936	856	860	655

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,375	28,436	28,536	28,480	27,853
GLA including retailer-owned stores - All properties	33,312	33,756	33,858	33,800	33,173
GLA - Operating properties	27,668	27,499	27,680	27,620	27,198
GLA - Same properties	25,526	25,712	26,033	26,050	25,109
Spaces ≥ 10,000 sf	15,623	15,682	15,900	15,930	15,359
Spaces < 10,000 sf	9,903	10,030	10,133	10,120	9,749
GLA - Projects in development	707	936	856	860	655

% leased - All properties	95.4%	95.3%	95.0%	94.5%	94.8%
% leased - Operating properties	95.9%	95.9%	95.4%	95.0%	95.2%
% leased - Same properties (1)	95.8%	95.8%	95.4%	95.0%	95.2%
Spaces ≥ 10,000 sf (1)	98.8%	98.9%	98.6%	98.2%	98.5%
Spaces < 10,000 sf (1)	91.0%	91.1%	90.5%	89.9%	90.1%
Average % leased - Same properties (1)	95.4%	95.3%	95.1%	95.1%	94.9%
% commenced - Same properties(1)(2)	94.4%	93.9%	93.7%	93.1%	93.3%

Same property NOI growth - YTD	4.2%	3.8%	3.3%	3.0%	3.9%
Same property NOI growth without termination fees - YTD	4.0%	3.6%	3.3%	2.9%	4.0%
Rental rate growth - YTD(3)	11.7%	12.6%	13.0%	10.8%	5.9%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	11.9%	13.1%	13.6%	11.6%	7.1%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Balance Sheets
December 31, 2014 and 2013
(in thousands)

	As of December 31, 2014				As of December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,170,348	(75,854)	1,107,302	5,198,506	$3,840,081	(48,992)	1,123,440	4,914,529
Properties in development	239,538	(2,581)	4,532	244,779	186,450	(6,702)	11,188	190,936
	4,409,886	(78,435)	1,111,834	5,443,285	4,026,531	(55,694)	1,134,628	5,105,465
Less: accumulated depreciation	933,708	(7,033)	302,169	1,228,844	844,873	(7,154)	273,831	1,111,550
	3,476,178	(71,402)	809,665	4,214,441	3,181,658	(48,540)	860,797	3,993,915
Investments in real estate partnerships	333,167	—	(333,167)	—	358,849	—	(358,849)	—
Net real estate investments	3,809,345	(71,402)	476,498	4,214,441	3,540,507	(48,540)	501,948	3,993,915
Cash and cash equivalents	121,789	(1,730)	8,438	128,497	90,204	(1,630)	9,804	98,378
Accounts receivable, net	30,999	(585)	7,444	37,858	26,319	(392)	6,884	32,811
Straight line rent receivables, net	55,768	(725)	12,973	68,016	50,612	(859)	12,542	62,295
Notes receivable	12,132	—	—	12,132	11,960	—	—	11,960
Deferred costs, net	71,502	(965)	14,500	85,037	69,963	(830)	15,227	84,360
Acquired lease intangible assets, net	52,365	(2,810)	13,447	63,002	44,805	(1,213)	14,606	58,198
Trading securities held in trust, at fair value	28,134	—	—	28,134	26,681	—	—	26,681
Other assets	15,136	(101)	6,009	21,044	52,465	(191)	6,732	59,006
Total assets	$4,197,170	(78,318)	539,309	4,658,161	$3,913,516	(53,655)	567,743	4,427,604
Liabilities and Equity
Liabilities:
Notes payable	$1,946,357	(43,521)	506,780	2,409,616	$1,779,697	(32,615)	534,140	2,281,222
Unsecured credit facilities	75,000	—	—	75,000	75,000	—	—	75,000
Total notes payable	2,021,357	(43,521)	506,780	2,484,616	1,854,697	(32,615)	534,140	2,356,222
Accounts payable and other liabilities	181,197	(1,659)	20,780	200,318	147,045	(1,474)	20,788	166,359
Acquired lease intangible liabilities, net	32,143	(1,084)	8,335	39,394	26,729	(202)	9,439	35,966
Tenants' security and escrow deposits	25,991	(250)	3,414	29,155	23,911	(158)	3,376	27,129
Total liabilities	2,260,688	(46,514)	539,309	2,753,483	2,052,382	(34,449)	567,743	2,585,676
Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	941	—	—	941	923	—	—	923
Additional paid in capital, net of treasury stock	2,520,771	—	—	2,520,771	2,409,751	—	—	2,409,751
Accumulated other comprehensive loss	(57,748)	—	—	(57,748)	(17,404)	—	—	(17,404)
Distributions in excess of net income	(882,372)	—	—	(882,372)	(874,916)	—	—	(874,916)
Total stockholders' equity	1,906,592	—	—	1,906,592	1,843,354	—	—	1,843,354
Noncontrolling Interests:
Exchangeable operating partnership units	(1,914)	—	—	(1,914)	(1,426)	—	—	(1,426)
Limited partners' interest	31,804	(31,804)	—	—	19,206	(19,206)	—	—
Total noncontrolling interests	29,890	(31,804)	—	(1,914)	17,780	(19,206)	—	(1,426)
Total equity	1,936,482	(31,804)	—	1,904,678	1,861,134	(19,206)	—	1,841,928
Total liabilities and equity	$4,197,170	(78,318)	539,309	4,658,161	$3,913,516	(53,655)	567,743	4,427,604

NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

Statements of Operations - Quarter Only
For the Periods Ended December 31, 2014 and 2013
(in thousands)

	For the Three Months Ended December 31, 2014				For the Three Months Ended December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$97,191	(1,692)	23,001	118,500	$90,205	(999)	22,797	112,003
Recoveries from tenants	26,434	(477)	6,883	32,840	24,351	(296)	6,807	30,862
Straight line rent, net	1,820	(72)	338	2,086	1,608	(34)	295	1,869
Above/below market rent amortization, net	751	(4)	301	1,048	813	(30)	302	1,085
Percentage rent	1,187	—	109	1,296	1,327	—	97	1,424
Termination fees	266	—	—	266	188	—	21	209
Other income	2,774	(31)	623	3,366	2,566	(76)	340	2,830
Total real estate revenues	130,423	(2,276)	31,255	159,402	121,058	(1,435)	30,659	150,282
Real Estate Operating Expenses:
Operating and maintenance	18,477	(378)	4,665	22,764	18,824	(210)	4,776	23,390
Real estate taxes	14,541	(307)	3,718	17,952	13,491	(135)	3,797	17,153
Ground rent, net of above/below market amortization	1,120	(20)	37	1,137	1,016	—	31	1,047
Provision for doubtful accounts	654	(4)	136	786	532	7	141	680
Total real estate operating expenses	34,792	(709)	8,556	42,639	33,863	(338)	8,745	42,270
Net Operating Income	95,631	(1,567)	22,699	116,763	87,195	(1,097)	21,914	108,012
Fee Income:
Property management fees	3,208	—	—	3,208	3,143	—	—	3,143
Asset management fees	1,530	—	(248)	1,282	1,437	—	(236)	1,201
Leasing commissions and other fees	1,004	—	—	1,004	1,321	—	—	1,321
Total fee income	5,742	—	(248)	5,494	5,901	—	(236)	5,665
Interest Expense, net:
Gross interest expense	27,069	(500)	6,895	33,464	25,845	(235)	7,175	32,785
Derivative amortization	2,252	(36)	57	2,273	2,483	(32)	61	2,512
Debt cost and premium/discount amortization	322	97	183	602	721	(7)	193	907
Capitalized interest	(1,984)	—	—	(1,984)	(1,904)	—	—	(1,904)
Interest income	(309)	—	(1)	(310)	(542)	—	—	(542)
Total interest expense, net	27,350	(439)	7,134	34,045	26,603	(274)	7,429	33,758
General & Administrative, net:
Gross general & administrative	22,672	—	89	22,761	18,287	—	286	18,573
Stock-based compensation	3,449	—	—	3,449	3,585			3,585
Capitalized direct leasing compensation costs	(2,548)	—	—	(2,548)	(3,649)	—	—	(3,649)
Capitalized direct development compensation costs	(7,989)	—	—	(7,989)	(6,202)	—	—	(6,202)
Total general & administrative, net	15,584	—	89	15,673	12,021	—	286	12,307
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	37,446	(852)	9,951	46,545	35,834	(365)	11,463	46,932
Gain on sale of operating properties, net of tax	(25,479)	—	(3,574)	(29,053)	(30,491)	—	(1,897)	(32,388)
Gain on sale of land	—	—	(385)	(385)	70	—	(284)	(214)
Gain on remeasurement of investment in real estate partnership	(18,271)	—	—	(18,271)	—	—	—	—
Gain on sale of AmREIT stock, net of costs	(6,610)	—	—	(6,610)	—	—	—	—
Preferred return on equity investment	—	—	—	—	—	—	(769)	(769)
Provision for impairment	1,032	—	(1)	1,031	—	—	—	—
Development and acquisition pursuit costs	439	—	47	486	1,097	—	16	1,113
Income tax benefit	(996)	—	—	(996)	—	—	—	—
Loss from deferred compensation plan, net	6	—	—	6	10	—	—	10
Early extinguishment of debt	16	—	(6)	10	32	—	180	212
Hedge ineffectiveness	—	—	30	30	—	—	—	—
Other expenses	585	(1)	249	833	2,470	(125)	(1,314)	1,031
Total depreciation, transaction and other expense (income)	(11,832)	(853)	6,311	(6,374)	9,022	(490)	7,395	15,927
Equity in income of unconsolidated partnerships	8,917	—	(8,917)	—	6,568	—	(6,568)	—
Net Income	79,188	(275)	—	78,913	52,018	(333)	—	51,685

	For the Three Months Ended December 31, 2014				For the Three Months Ended December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	134	—	—	134	93	—	—	93
Limited partners' interest in consolidated partnerships	275	(275)	—	—	333	(333)	—	—
Net income attributable to noncontrolling interests	409	(275)	—	134	426	(333)	—	93
Net Income Attributable to Controlling Interests	78,779	—	—	78,779	51,592	—	—	51,592
Preferred stock dividends	5,265	—	—	5,265	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$73,514	—	—	73,514	$46,326	—	—	46,326
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Statements of Operations - Year to Date
For the Periods Ended December 31, 2014 and 2013
(in thousands)

	For the Year Ended December 31, 2014				For the Year Ended December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$381,183	(5,932)	91,971	467,222	$357,611	(3,283)	94,385	448,713
Recoveries from tenants	108,434	(1,615)	28,392	135,211	98,883	(928)	28,412	126,367
Straight line rent, net	6,544	(175)	1,138	7,507	5,459	(91)	1,334	6,702
Above/below market rent amortization, net	2,970	(96)	1,187	4,061	2,421	(30)	1,255	3,646
Percentage rent	3,488	—	1,427	4,915	3,588	—	1,367	4,955
Termination fees	1,459	—	24	1,483	467	—	215	682
Other income	9,725	(145)	2,128	11,708	10,405	(103)	1,739	12,041
Total real estate revenues	513,803	(7,963)	126,267	632,107	478,834	(4,435)	128,707	603,106
Real Estate Operating Expenses:
Operating and maintenance	73,144	(1,196)	19,346	91,294	69,539	(624)	18,929	87,844
Real estate taxes	59,251	(974)	14,822	73,099	55,181	(512)	15,595	70,264
Ground rent, net of above/below market amortization	4,424	(67)	149	4,506	3,738	—	89	3,827
Provision for doubtful accounts	2,192	(35)	626	2,783	1,842	(8)	490	2,324
Total real estate operating expenses	139,011	(2,272)	34,943	171,682	130,300	(1,144)	35,103	164,259
Net Operating Income	374,792	(5,691)	91,324	460,425	348,534	(3,291)	93,604	438,847
Fee Income:
Property management fees	13,020	—	—	13,020	13,692	—	—	13,692
Asset management fees	6,013	—	(972)	5,041	6,205	—	(948)	5,257
Leasing commissions and other fees	5,062	—	—	5,062	5,200	—	—	5,200
Total fee income	24,095	—	(972)	23,123	25,097	—	(948)	24,149
Interest Expense, net:
Gross interest expense	106,701	(1,792)	28,124	133,033	104,193	(883)	30,725	134,035
Derivative amortization	9,366	(161)	242	9,447	9,607	(43)	218	9,782
Debt cost and premium/discount amortization	1,776	327	743	2,846	2,887	(24)	752	3,615
Capitalized interest	(7,142)	—	—	(7,142)	(6,078)	—	—	(6,078)
Interest income	(1,210)	—	(5)	(1,215)	(1,643)	—	(2)	(1,645)
Total interest expense, net	109,491	(1,626)	29,104	136,969	108,966	(950)	31,693	139,709
General & Administrative, net:
Gross general & administrative	73,282	—	470	73,752	66,035	—	1,034	67,069
Stock-based compensation	12,369	—	—	12,369	14,379	—	—	14,379
Capitalized direct leasing compensation costs	(10,701)	—	—	(10,701)	(10,731)	—	—	(10,731)
Capitalized direct development compensation costs	(16,093)	—	—	(16,093)	(11,743)	—	—	(11,743)
Total general & administrative, net	58,857	—	470	59,327	57,940	—	1,034	58,974
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	147,791	(2,837)	41,890	186,844	134,454	(1,003)	43,375	176,826
Gain on sale of operating properties, net of tax	(55,058)	—	(9,902)	(64,960)	(58,580)	—	(9,314)	(67,894)
Gain on sale of land	(19)	—	(3,712)	(3,731)	(1,076)	—	(284)	(1,360)
Gain on remeasurement of investment in real estate partnership	(18,271)	—	—	(18,271)	—	—	—	—
Gain on sale of AmREIT stock, net of costs	(5,960)	—	—	(5,960)	—	—	—	—
Preferred return on equity investment	—	—	—	—	—	—	(4,499)	(4,499)
Provision for impairment	1,257	—	425	1,682	6,000	—	—	6,000
Development and acquisition pursuit costs	2,546	—	52	2,598	2,686	—	18	2,704
Income tax benefit	(996)	—	—	(996)	—	—	—	—
Loss from deferred compensation plan, net	35	—	—	35	37	—	—	37
Early extinguishment of debt	18	—	33	51	32	—	(357)	(325)
Hedge ineffectiveness	—	—	30	30	—	—	(21)	(21)
Dividends from investments	(334)	—	—	(334)	—	—	—	—
Other expenses	1,953	(90)	692	2,555	3,605	(133)	(707)	2,765
Total depreciation, transaction and other expense (income)	72,962	(2,927)	29,508	99,543	87,158	(1,136)	28,211	114,233
Equity in income of unconsolidated partnerships	31,270	—	(31,270)	—	31,718	—	(31,718)	—
Net Income	188,847	(1,138)	—	187,709	151,285	(1,205)	—	150,080

	For the Year Ended December 31, 2014				For the Year Ended December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	319	—	—	319	276	—	—	276
Limited partners' interest in consolidated partnerships	1,138	(1,138)	—	—	1,205	(1,205)	—	—
Net income attributable to noncontrolling interests	1,457	(1,138)	—	319	1,481	(1,205)	—	276
Net Income Attributable to Controlling Interests	187,390	—	—	187,390	149,804	—	—	149,804
Preferred stock dividends	21,062	—	—	21,062	21,062	—	—	21,062
Net Income Attributable to Common Stockholders	$166,328	—	—	166,328	$128,742	—	—	128,742
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

FFO and Core FFO Reconciliations - Quarter Only
For the Periods Ended December 31, 2014 and 2013
(in thousands, except share information)

		For the Three Months Ended December 31, 2014					For the Three Months Ended December 31, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				73,514	$				46,326
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		36,906	(852)	10,069	46,123		35,007	(365)	11,542	46,184
Provision for impairment to operating properties		558	—	(1)	557		—	—	—	—
Gain on sale of operating properties, net of tax		(25,479)	—	(3,574)	(29,053)		(30,491)	—	(1,897)	(32,388)
Gain on remeasurement of investment in real estate partnership		(18,271)	—	—	(18,271)		—		—	—
Exchangeable operating partnership units		134	—	—	134		93	—	—	93
Funds From Operations	$				73,004	$				60,215

Reconciliation of FFO to Core FFO:
Funds From Operations	$				73,004	$				60,215
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		439	—	47	486		1,097	—	16	1,113
Income tax benefit		(996)	—	—	(996)		—		—	—
Gain on sale of land		—	—	(385)	(385)		70	—	(284)	(214)
Provision for impairment to land		474	—	—	474		—	—	—	—
Hedge ineffectiveness		—	—	30	30		—	—	—	—
Early extinguishment of debt		16	—	(6)	10		32	—	180	212
Gain on sale of AmREIT stock, net of costs		(6,610)	—	—	(6,610)		—		—	—
Core Funds From Operations	$				66,013	$				61,326

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.79	$				0.50
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.39	(0.01)	0.11	0.49		0.37	—	0.13	0.50
Provision for impairment to operating properties		0.01	—	—	0.01		—	—	—	—
Gain on sale of operating properties, net of tax		(0.27)	—	(0.04)	(0.31)		(0.33)	—	(0.02)	(0.35)
Gain on remeasurement of investment in real estate partnership		(0.20)	—	—	(0.20)		—	—	—	—
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				0.78	$				0.65

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				0.78	$				0.65
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		—	—	—	—		0.01	—	—	0.01
Income tax benefit		(0.01)		—	(0.01)		—	—	—	—

Gain on sale of land		—	—	—	—		—	—	—	—
Provision for impairment to land		0.01	—	—	0.01		—	—	—	—
Hedge ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Gain on sale of AmREIT stock, net of costs		(0.07)		—	(0.07)		—	—	—	—
Core Funds From Operations	$				0.71	$				0.66

FFO and Core FFO Reconciliations - Year to Date
For the Periods Ended December 31, 2014 and 2013
(in thousands, except share information)

		For the Year Ended December 31, 2014					For the Year Ended December 31, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				166,328	$				128,742
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		145,326	(2,837)	42,261	184,750		131,002	(1,003)	43,498	173,497
Provision for impairment to operating properties		558	—	425	983		6,000	—	—	6,000
Gain on sale of operating properties, net of tax		(55,058)	—	(9,902)	(64,960)		(58,580)	—	(9,314)	(67,894)
Gain on remeasurement of investment in real estate partnership		(18,271)	—	—	(18,271)		—	—	—	—
Exchangeable operating partnership units		319	—	—	319		276	—	—	276
Funds From Operations	$				269,149	$				240,621

Reconciliation of FFO to Core FFO:
Funds From Operations	$				269,149	$				240,621
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		2,546	—	52	2,598		2,686	—	18	2,704
Income tax benefit		(996)	—	—	(996)		—	—	—	—
Gain on sale of land		(19)		(3,712)	(3,731)		(1,076)		(284)	(1,360)
Provision for impairment to land		699	—	—	699		—	—	—	—
Hedge ineffectiveness		—	—	30	30		—	—	(21)	(21)
Early extinguishment of debt		18	—	33	51		32	—	(357)	(325)
Gain on sale of AmREIT stock, net of costs		(5,960)		—	(5,960)		—	—	—	—
Dividends from investments		(334)	—	—	(334)		—	—	—	—
Core Funds From Operations	$				261,506	$				241,619

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				1.80	$				1.40
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		1.57	(0.03)	0.45	1.99		1.43	(0.01)	0.47	1.89
Provision for impairment to operating properties		0.01	—	—	0.01		0.07	—	—	0.07
Gain on sale of operating properties, net of tax		(0.59)	—	(0.11)	(0.70)		(0.64)	—	—	(0.74)
Gain on remeasurement of investment in real estate partnership		(0.20)	—	—	(0.20)		—	—	—	—
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				2.90	$				2.62

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				2.90	$				2.62
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		0.03	—	—	0.03		0.03	—	—	0.03

Gain on sale of land		(0.01)	—	—	(0.01)	—	—	—	—
Income tax benefit		—	—	(0.04)	(0.04)	(0.01)	—	(0.01)	(0.02)
Provision for impairment to land		—	—	—	—	—	—	—	—
Hedge ineffectiveness		—	—	—	—	—	—	—	—
Early extinguishment of debt		—	—	—	—	—	—	—	—
Gain on sale of AmREIT stock, net of costs		(0.06)	—	—	(0.06)	—	—	—	—
Dividends from investments		—	—	—	—	—	—	—	—
Core Funds From Operations	$				2.82				2.63

Additional Disclosures
For the Periods Ended December 31, 2014 and 2013
(in thousands)

Same Property NOI Detail	For the Three Months Ended December 31, 2014			For the Three Months Ended December 31, 2013			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$87,306	22,548	109,854	$84,239	21,729	105,968
Recoveries from tenants	24,130	6,822	30,951	23,218	6,458	29,675
Percentage rent	1,152	109	1,261	1,301	97	1,397
Termination fees	267	—	267	180	21	201
Other income	1,683	426	2,110	1,495	269	1,764
Total real estate revenues	114,538	29,905	144,443	110,432	28,573	139,005
Real Estate Operating Expenses:
Operating and maintenance	16,356	4,491	20,847	16,685	4,388	21,072
Real estate taxes	12,830	3,645	16,475	12,748	3,621	16,369
Ground lease payments	1,059	24	1,083	1,115	27	1,142
Provision for doubtful accounts	562	94	656	344	78	422
Total real estate operating expenses	30,808	8,254	39,061	30,892	8,113	39,005

Same Property NOI	$83,731	21,652	105,382	$79,540	20,460	100,000	5.4%

Same Property NOI without Termination Fees	83,464	21,652	105,115	79,360	20,440	99,799	5.3%

	For the Twelve Months Ended December 31, 2014			For the Twelve Months Ended December 31, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	344,229	89,103	433,332	333,792	86,542	420,334
Recoveries from tenants	99,298	27,631	126,929	93,323	26,131	119,454
Percentage rent	3,400	1,413	4,813	3,544	1,317	4,862
Termination fees	1,234	24	1,258	436	214	650
Other income	6,065	1,220	7,285	5,241	994	6,235
Total real estate revenues	454,226	119,391	573,617	436,336	115,199	551,535

Real Estate Operating Expenses:
Operating and maintenance	65,932	18,499	84,431	63,596	17,082	80,679
Real estate taxes	53,035	14,395	67,430	51,692	14,333	66,026
Ground lease payments	4,170	104	4,274	4,268	108	4,376
Provision for doubtful accounts	1,575	438	2,013	1,203	408	1,611
Total real estate operating expenses	124,712	33,436	158,148	120,760	31,931	152,692

Same Property NOI	$329,514	85,955	415,469	315,576	83,267	398,843	4.2%

Same Property NOI without Termination Fees	328,280	85,931	414,211	315,140	83,053	398,193	4.0%

Capital Expenditure Detail	For the Three Months Ended December 31, 2014			For the Three Months Ended December 31, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$2,632	715	3,347	$3,568	708	4,276
Tenant improvements and other landlord leasing costs	4,238	1,300	5,538	5,747	1,980	7,727
Building improvements	4,425	1,081	5,506	3,982	1,315	5,297
Total capital expenditures	$11,295	3,096	14,391	$13,297	4,003	17,300

	For the Twelve Months Ended December 31, 2014			For the Twelve Months Ended December 31, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$10,586	2,427	13,013	$11,067	3,214	14,281
Tenant improvements and other landlord leasing costs	16,741	4,755	21,496	19,569	5,624	25,193
Building improvements	10,498	3,096	13,594	10,774	3,600	14,374
Total capital expenditures	$37,825	10,278	48,103	$41,410	12,438	53,848

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended December 31, 2014 and 2013
(in thousands)

	Three Months Ended		Year to Date
	2014	2013	2014	2013
Revenues:
Minimum rent	$99,762	91,898	$390,697	353,833
Percentage rent	1,187	1,327	3,488	3,583
Recoveries from tenants and other income	29,474	26,879	119,618	106,494
Management, transaction, and other fees	5,742	5,901	24,095	25,097
Total revenues	136,165	126,005	537,898	489,007
Operating Expenses:
Depreciation and amortization	37,446	35,692	147,791	130,630
Operating and maintenance	19,636	19,618	77,788	71,018
General and administrative	16,359	13,292	60,242	61,234
Real estate taxes	14,502	13,394	59,031	53,726
Other operating expense	2,832	4,075	8,496	8,079
Total operating expenses	90,775	86,071	353,348	324,687
Other Expense (Income):
Interest expense, net of interest income	27,350	26,603	109,491	108,966
Provision for impairment	1,032	—	1,257	6,000
Early extinguishment of debt	16	32	18	32
Net investment income	(8,534)	(1,260)	(9,449)	(3,257)
Gain on remeasurement of investment in real estate partnership	(18,271)	—	(18,271)	—
Total other expense	1,593	25,375	83,046	111,741
Income from continuing operations before equity in income of investments in real estate partnerships and income taxes	43,797	14,559	101,504	52,579
Equity in income of investments in real estate partnerships	8,917	6,568	31,270	31,718
Income tax benefit of taxable REIT subsidiary	(996)	—	(996)	—
Income from continuing operations	53,710	21,127	133,770	84,297
Discontinued Operations, net:
Operating income	—	470	—	7,332
Gain on sale of properties	—	30,491	—	57,953
Income from discontinued operations	—	30,961	—	65,285
Gain on sale of real estate, net of tax	25,478	(70)	55,077	1,703
Net income	79,188	52,018	188,847	151,285
Noncontrolling Interests:
Exchangeable operating partnership units	(134)	(93)	(319)	(276)
Limited partners' interests in consolidated partnerships	(275)	(333)	(1,138)	(1,205)
Net income attributable to noncontrolling interests	(409)	(426)	(1,457)	(1,481)
Net income attributable to controlling interests	78,779	51,592	187,390	149,804
Preferred stock dividends	(5,265)	(5,266)	(21,062)	(21,062)
Net income attributable to common stockholders	$73,514	46,326	$166,328	128,742
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
December 31, 2014 and 2013
(in thousands)

Total Debt Outstanding:	12/31/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$548,832	481,345
Unsecured debt offering fixed rate	1,397,525	1,298,352
Unsecured credit facilities variable rate	75,000	75,000
Total	$2,021,357	1,854,697

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Fixed Interest Rate
2015	$6,587	75,896	350,000	432,483	5.3%
2016	6,135	41,442	—	47,577	5.7%
2017	5,399	116,207	400,000	521,606	5.9%
2018	4,452	57,358	—	61,810	6.2%
2019	3,443	106,000	75,000	184,443	5.1%
2020	3,292	79,982	150,000	233,274	5.9%
2021	3,112	—	250,000	253,112	4.8%
2022	3,084	5,848	—	8,932	7.7%
2023	1,727	120	—	1,847	5.8%
2024	8,118	10,000	250,000	268,118	3.7%
>10 years	3,314	89	—	3,403	6.1%
Unamortized debt (discount)/premium	—	7,227	(2,475)	4,752
	$48,663	500,169	1,472,525	2,021,357	5.2%

Percentage of Total Debt:	12/31/2014	12/31/2013
Fixed	96.3%	96.0%
Variable	3.7%	4.0%
Current Weighted Average Interest Rates:(2)
Fixed	5.3%	5.5%
Variable	1.3%	1.6%
Effective Interest Rate	5.2%	5.4%

Average Years to Maturity:
Fixed	4.1	3.9
Variable	4.5	3.0

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are calculated as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
December 31, 2014 and 2013
(in thousands)
Lender	Collateral	Rate		Maturity	12/31/2014	12/31/2013
Fixed Rate Mortgage Loans
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%		07/01/14	$—	6,769
Aid Association of Lutherans	Murrayhill Marketplace	5.220%		01/01/15	—	7,013
United of Omaha Life Insurance Company	Fleming Island	7.400%		02/05/15	—	417
Escrow Bank, USA	Twin City Plaza	5.650%		04/06/15	39,745	40,493
Wells Fargo	Fairfield Center	5.229%		06/01/15	20,250	—
Principal Commercial Funding	Sandy Springs	5.360%		06/05/15	16,079	16,371
Municipal Tax Bonds Payable	Friars Mission Center	7.600%		09/02/15	141	272
Wells Fargo	Black Rock Shopping Center	5.365%		03/01/16	20,124	—
Midland Loan Services	Hilltop Village	5.570%		04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.150%		08/11/16	15,022	15,524
Wells Fargo	Brick Walk V	6.068%		03/01/17	9,700	—
Jefferson Pilot	Peartree Village	8.400%		06/01/17	7,465	8,043
Allianz Life Insurance Company	4S Commons Town Center	6.000%		06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%		07/01/17	11,309	11,482
Metropolitan Life Insurance Company	Corkscrew Village	6.170%		08/01/17	7,923	8,187
Wells Fargo	Brick Walk II	5.950%		09/01/17	6,911	—
Wells Fargo	Brick Walk	5.926%		09/01/17	15,212	—
TIAA-CRER	Westchase	5.520%		07/10/18	7,243	7,529
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%		12/01/18	16,580	16,796
Guardian Life Insurance Company	El Cerrito Plaza	6.380%		12/01/18	38,694	39,355
Allianz Life Insurance Company	Tassajara Crossing	7.750%		07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%		07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%		07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.750%		07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%		07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%		07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%		07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%		07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.450%		04/01/20	5,025	5,211
PNC Bank	Fellsway Plaza	3.696%	(1)	10/16/20	29,839	28,100
John Hancock Life Insurance Company	Kirkwood Commons	7.680%		10/01/22	11,038	11,510
State Farm Life Insurance Company	Tech Ridge Center	5.830%		06/01/23	9,644	10,497
Great-West Life & Annuity Insurance Co	Erwin Square	3.780%		09/01/24	10,000	—
Prudential Insurance Co of America	Seminole Shoppes	3.410%		10/05/24	9,958	9,000
NYLIM Real Estate Group	Oak Shade Town Center	6.050%		05/10/28	9,691	10,147
City of Rollingwood	Shops at Mira Vista	8.000%		03/01/32	257	—
Unamortized premiums on assumed debt of acquired properties					7,227	4,874
Total Fixed Rate Mortgage Loans					548,832	481,345

Summary of Consolidated Debt
December 31, 2014 and 2013
(in thousands)
Lender	Collateral	Rate		Maturity	12/31/2014	12/31/2013

Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%		04/15/14	—	150,000
Debt Offering (7/18/05)	Unsecured	5.250%		08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.875%		06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.000%		06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.800%		04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.750%		06/15/24	250,000	—
Unamortized debt discount					(2,475)	(1,648)
Total Fixed Rate Unsecured Debt, Net of Discounts					1,397,525	1,298,352

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	(2)	09/04/16	—	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 1.15%	(3)	06/27/19	75,000	75,000
Total Variable Rate Unsecured Debt					75,000	75,000
Total					$2,021,357	1,854,697

(1) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on this debt at 3.696% through maturity.
(2) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(3) Rate does not include an annual unused fee of 0.20% payable on undrawn balance.

Summary of Unsecured Debt Covenants and Leverage Ratios
December 31, 2014

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	09/13/12	09/04/16	LIBOR + 1.175%	$—
$165 Million Term Loan (2)	06/27/14	06/27/19	LIBOR + 1.15%	$75,000
Unsecured Public Debt:	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000

Unsecured Public Debt Covenants:	Required	9/30/14	6/30/14	3/31/14	12/31/13
Fair Market Value Calculation Method Covenants (3)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	34%	34%	34%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	9%	9%	10%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.6x	3.6x	3.5x	3.5x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	323%	313%	317%	334%
Historical Cost Basis Covenants (3)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	41%	42%	41%	39%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	11%	11%	12%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.6x	3.6x	3.5x	3.5x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	269%	260%	263%	277%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(2) Rate applies to drawn balance only. Additional unused fee of 0.20% applies to the undrawn balance.
(3)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Ratios:	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Consolidated Only
Net debt to total market capitalization	23.1%	26.3%	26.6%	27.9%	27.7%
Net debt to real estate assets, before depreciation	40.0%	41.2%	43.6%	43.3%	41.1%
Net debt to total assets, before depreciation	37.9%	38.8%	40.6%	40.3%	37.8%
Net debt + preferred to total assets, before depreciation	44.4%	45.4%	47.2%	47.0%	44.8%
Net debt to Core EBITDA - TTM	4.8x	4.8x	5.0x	5.0x	4.6x
Fixed charge coverage	3.0x	3.0x	2.9x	2.9x	2.9x
Fixed charge coverage excluding preferreds	3.4x	3.4x	3.3x	3.3x	3.2x
Interest coverage	3.8x	3.8x	3.8x	3.7x	3.7x
Unsecured assets to total real estate assets	76.8%	76.0%	75.6%	74.9%	77.3%
Unsecured NOI to total NOI - TTM	77.6%	77.3%	78.0%	78.9%	79.4%
Unencumbered assets to unsecured debt	228%	221%	232%	217%	224%
Total Pro-Rata Share
Net debt to total market capitalization	27.2%	30.9%	31.0%	32.6%	33.0%
Net debt to real estate assets, before depreciation	43.4%	44.7%	46.5%	46.4%	44.4%
Net debt to total assets, before depreciation	41.0%	42.0%	43.6%	43.5%	41.6%
Net debt + preferred to total assets, before depreciation	46.6%	47.7%	49.3%	49.3%	47.6%
Net debt to Core EBITDA - TTM	5.7x	5.7x	6.0x	6.0x	5.6x
Fixed charge coverage	2.5x	2.5x	2.5x	2.5x	2.4x
Fixed charge coverage excluding preferreds	2.7x	2.7x	2.7x	2.7x	2.6x
Interest coverage	3.2x	3.2x	3.1x	3.1x	3.0x

Summary of Unconsolidated Debt
December 31, 2014 and 2013
(in thousands)

Total Debt Outstanding:	12/31/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$1,441,330	1,505,883
Unsecured credit facilities variable rate	21,460	14,060
Total	$1,462,790	1,519,943

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2015	$19,685	59,803	—	79,488	24,292	5.3%
2016	17,135	305,076	—	322,211	113,155	6.0%
2017	17,517	77,385	21,460	116,362	26,214	6.6%
2018	18,696	67,021	—	85,717	27,655	5.9%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.6%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	156,202	—	163,441	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,681	—	26,798	10,124	4.1%
>10 Years	—	—	—	—	—	—%
Net unamortized debt premium / (discount)	—	(1,310)	—	(1,310)	(617)
	$125,794	1,315,536	21,460	1,462,790	506,780	5.4%

Percentage of Total Debt:	12/31/2014	12/31/2013
Fixed	98.5%	99.1%
Variable	1.5%	0.9%
Current Average Interest Rates: (1)
Fixed	5.4%	5.4%
Variable	1.7%	2.0%
Effective Interest Rate	5.4%	5.4%

Average Years to Maturity:
Fixed	4.9	5.6
Variable	3.0	0.9

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Summary of Preferred Stock
December 31, 2014
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
Weighted Average/Totals	6.481%			$325,000	$11,098

Property Transactions
December 31, 2014
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Cap Rate	Anchor(s)
Feb-14	Shops at Mira Vista		Austin, TX	68	$22,500	$22,500	5.2%	Trader Joe's
Mar-14	Fairfield Portfolio	Kleban (80%)	Bridgeport, CT		149,344	119,475	5.3%
	- Black Rock Shopping Center			99				Gap, Old Navy
	- Brick Walk			123				Morgan Stanley, Fidelity Investments, CitiBank, Jos. A. Bank
	- Fairfield Center			93				Merrill Lynch, Banana Republic
Jul-14	Clybourn Commons		Chicago, IL	32	19,000	19,000	5.6%	Petco
Dec-14	Indian Springs(1)		Houston, TX	137	26,578	26,578	5.6%	H-E-B
Dec-14	Broadway Market	Oregon (20%)	Seattle, WA	140	43,000	8,600	5.1%	Quality Food Centers
	Total Acquisitions			692	$260,422	$196,153	5.4%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor
Feb-14	White Oak		Dover, DE	11	$3,967	$3,967	8.6%	Rite Aid
Apr-14	Dickson TN		Nashville, TN	11	2,400	2,400	9.3%	Eckerd
May-14	Five Points Plaza	CalSTRS (25%)	Miami, FL	39	9,500	2,375	5.1%	Publix
May-14	Tyson's CVS	J.Donegan Co. (50%)	Washington, DC	13	24,700	12,350	5.0%	CVS
Jun-14	Speedway Plaza	Oregon (20%)	Boston, MA	184	18,727	3,746	8.2%	Stop & Shop
Jun-14	Lorton Town Center	Oregon (20%)	Washington, DC	52	13,800	2,760	8.8%	ReMax
Jul-14	Racine Centre	GRI (40%)	Milwaukee, WI	136	9,280	3,712	9.7%	Piggly Wiggly
Aug-14	Middle Creek Commons		Raleigh, NC	74	16,250	16,250	6.9%	Lowes Food
Aug-14	Kings Crossing Sun City		Tampa, FL	75	14,000	14,000	6.2%	Publix
Sep-14	Lebanon Center		Nashville, TN	64	10,900	10,900	6.0%	Publix
Sep-14	East Towne Center		Orlando, FL	70	14,275	14,275	5.9%	Publix
Oct-14	Ventura Village		Oxnard, CA	76	23,250	23,250	5.8%	Vons
Oct-14	Orangeburg		Charleston, SC	15	5,683	5,683	6.0%	Walgreens
Nov-14	Walton Towne Center		Walton, KY	27	6,200	6,200	7.0%	(Kroger)
Nov-14	Greenwood Springs		Indianapolis, IN	28	4,725	4,725	7.9%	(Wal-Mart)
Nov-14	Valleydale Village	Publix (50%)	Birmingham, AL	118	14,700	7,350	6.2%	Publix
Dec-14	Sunnyside 205		Portland, OR	54	17,525	17,525	6.7%	—
	Total Dispositions			1,047	$209,882	$151,468	6.5%

	(1) Acquired co-investment partner's 50% interest.
	(2) Retailers in parenthesis are shadow anchors and not a part of the owned property

Summary of Development, Redevelopment and Land Held
December 31, 2014

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,189	30%	8.5%	8.5%	91	81%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,129	66%	8.5%	7.5%	50	84%
CityLine Market	Dallas, TX	Whole Foods Market	Feb-16	$26,606	26%	8.0%	7.3%	80	76%
Fountain Square	Miami, FL	Publix	Dec-14	$56,309	77%	7.5%	7.5%	177	89%
Persimmon Place	San Francisco, CA	Whole Foods Market	May-15	$59,976	58%	7.8%	7.8%	153	78%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Jan-16	$33,116	26%	7.3%	7.3%	87	51%
Willow Oaks Crossing	Charlotte, NC	Publix	Sep-15	$12,888	31%	8.5%	8.5%	69	71%
Total Projects in Development	7			$232,213	50%	7.8%	7.7% (2)	707	77%

Development Completions:
Glen Gate	Chicago, IL	Mariano's Fresh Market	Oct-14	$29,390	94%	8.7%	8.7%	103	95%
Juanita Tate Marketplace	Los Angeles, CA	Northgate Market	Apr-14	$17,289	95%	9.6%	9.6%	77	100%
Shops at Erwin Mill (3)	Raleigh-Durham, NC	Harris Teeter	Nov-13	$14,530	90%	9.8%	9.8%	87	95%
Shops on Main (4)	Chicago, IL	Whole Foods Market	Mar-14	$37,867	90%	7.0%	7.0%	214	97%
Total Development Completions	4			$99,076	92%	8.4%	8.4%	481	97%

Redevelopment and Renovations:				Incremental Costs (5)	% of Costs Incurred	Incremental Yield
Various Properties	14			$67,514	52%	8% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	7			$23,148

Notes:
New starts for the quarter are in bold and italicized.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.2% for Projects in Development and 7.9% for Development Completions.

(3) All data for Shops at Erwin Mill is presented at 100%. Regency’s ownership interest is 55%.
(4) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $23,252 at an incremental stabilized yield of 11.5%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
December 31, 2014
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2014	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	24	2,782	$499,455	$256,677	20.00%	$51,336	$25,259	$1,664
(JV-CCV)	1	555	100,625	60,000	30.00%	18,000	12,114	1,008
	25	3,337	600,080	316,677
GRI
(JV-GRI)	74	9,556	1,829,116	954,213	40.00%	381,685	247,175	13,727
CalSTRS
(JV-RC)	7	730	149,457	80,498	25.00%	20,125	13,354	966
Regency Retail Partners
(JV-RRP) (1)	—	—	—	—	20.00%	—	—	27
USAA
(JV-USA)	8	806	115,659	66,901	20.01%	13,384	806	567
Publix
(JV-O)	5	439	60,225	—	50.00%	—	30,094	5,213
H.E.B.
(JV-O) (2)	—	—	50	—	50.00%	—	25	3,683
Individual Investor
(JV-O)	1	132	52,915	44,501	50.00%	22,250	4,340	4,415

	120	15,000	$2,807,502	$1,462,790		$506,780	$333,167	$31,270

(1) On August 13, 2013, Regency Retail Partners, LP (the "Fund") sold 100% of its entire portfolio of shopping centers to a third party. The Fund was dissolved in 2014 following final distributions.
(2) Regency acquired the 50% interest held by H.E.B. in December 2014 resulting in 100% ownership. The acquisition of the operating shopping center was considered a business combination resulting in a gain of approximately $18.3 million from remeasuring equity investment to fair value. The property is now included in the Consolidated Balance Sheet.

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2014
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2014	342	1,168	$23.56	9.7%	4.9	$1.82	296	1,083	9.1%
3rd Quarter 2014	289	951	22.00	12.0%	5.9	2.43	255	865	12.3%
2nd Quarter 2014	318	1,355	17.08	14.2%	6.3	1.56	278	1,254	14.8%
1st Quarter 2014	205	778	19.72	10.8%	8.0	1.36	182	733	11.6%
Total - 12 months	1,154	4,252	$20.24	11.7%	6.2	$1.79	1,011	3,935	11.9%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2014	79	156	$27.93	17.2%	6.8	$8.48	36	75	16.9%
3rd Quarter 2014	85	200	29.02	17.9%	8.1	11.56	51	114	22.8%
2nd Quarter 2014	82	294	21.16	39.2%	11.3	4.96	42	193	61.2%
1st Quarter 2014	57	250	15.44	16.5%	12.4	2.43	34	205	21.7%
Total - 12 months	303	900	$22.23	23.9%	10.2	$6.15	163	587	31.9%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2014	263	1,013	$22.77	8.2%	4.5	$0.62	260	1,009	8.2%
3rd Quarter 2014	204	751	20.23	9.9%	5.4	0.13	204	751	9.9%
2nd Quarter 2014	236	1,061	15.82	6.3%	4.6	0.40	236	1,061	6.3%
1st Quarter 2014	148	528	22.19	8.7%	5.5	0.73	148	528	8.7%
Total - 12 months	851	3,353	$19.64	8.2%	4.9	$0.44	848	3,349	8.2%

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2014
(Operating Properties Only)

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2014	387	1,260	$24.17	5.0	$2.21
3rd Quarter 2014	336	1,185	20.52	6.2	2.61
2nd Quarter 2014	366	1,496	17.76	6.4	2.46
1st Quarter 2014	252	987	19.12	9.1	1.72
Total - 12 months	1,341	4,928	$20.14	6.6	$2.29
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2014
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	1	85	0.3%	89.9%	$1,106	0.2%	$14.52
Arizona	3	296	1.0%	95.0%	3,958	0.8%	14.11
California	64	6,700	23.6%	95.7%	153,440	30.2%	23.70
Colorado	20	1,582	5.6%	91.0%	20,153	4.0%	13.96
Connecticut	4	389	1.4%	97.4%	12,745	2.5%	33.53
Delaware	2	258	0.9%	91.8%	3,431	0.7%	14.47
District of Columbia	2	12	0.0%	96.2%	780	0.2%	65.23
Florida	46	4,269	15.0%	94.0%	59,882	11.8%	14.78
Georgia	16	1,408	5.0%	93.6%	24,404	4.8%	18.17
Illinois	14	1,287	4.5%	96.1%	20,893	4.1%	16.73
Indiana	5	296	1.0%	95.4%	4,572	0.9%	16.01
Maryland	14	644	2.3%	95.6%	12,769	2.5%	20.62
Massachusetts	3	519	1.8%	92.5%	10,056	2.0%	20.67
Michigan	2	118	0.4%	96.4%	1,044	0.2%	9.15
Minnesota	5	207	0.7%	99.4%	3,060	0.6%	14.89
Missouri	4	408	1.4%	100.0%	4,237	0.8%	10.38
New Jersey	2	63	0.2%	94.5%	1,019	0.2%	17.09
New York	1	57	0.2%	100.0%	1,769	0.3%	31.28
North Carolina	18	1,278	4.5%	95.1%	20,403	4.0%	16.74
Ohio	9	1,307	4.6%	98.8%	14,876	2.9%	11.34
Oregon	7	600	2.1%	97.3%	10,595	2.1%	18.04
Pennsylvania	10	590	2.1%	95.3%	13,124	2.6%	22.39
South Carolina	3	133	0.5%	99.3%	1,748	0.3%	13.28
Tennessee	3	317	1.1%	96.1%	4,619	0.9%	14.97
Texas	28	2,966	10.5%	96.2%	52,127	10.2%	18.09
Virginia	25	1,748	6.2%	96.3%	33,946	6.7%	19.80
Washington	10	783	2.8%	98.8%	17,767	3.5%	22.94
Wisconsin	1	53	0.2%	92.8%	397	0.1%	8.01
Total All Properties	322	28,375	100.0%	95.4%	$508,922	100.0%	$18.61

(1) Includes leases that are executed but have not commenced.

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	89.9%		—	54	Publix	$14.52
			AL		85	85	89.9%	89.9%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.4%		—	55	Safeway	$13.91
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	98.5%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.50
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	72.4%		—	—	—	$10.66
			AZ		382	296	95.0%	95.0%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	97.6%		—	68	Ralphs, Jimbo's...Naturally!	$30.17
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$27.59
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	87.8%		—	46	Bel Air Market	$17.58
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.48
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	97.2%		—	32	Mollie Stone's Market	$22.05
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$24.77
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	97.6%		—	25	Sprout's Markets, Target	$17.03
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	94.3%		—	14	Fresh & Easy, Orchard Supply Hardware	$20.72
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.55
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	94.5%		—	40	Bristol Farms	$34.58
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	96.9%		53	53	(Safeway)	$35.27
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.43
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	99.5%		—	36	Von's Food & Drug	$25.42
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	95.6%		67	78	(Lucky's), Trader Joe's	$27.45
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.2%		—	42	Von's Food & Drug	$16.61
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	96.5%		—	23	Safeway	$24.56

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.3%		—	35	Albertsons	$26.10
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	91.7%		—	55	Safeway	$19.37
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	97.4%		—	44	Stater Bros.	$24.24
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$31.07
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	92.2%		—	38	Gelson's Markets	$21.20
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.93
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$21.48
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$23.56
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	98.6%		—	44	Ralphs	$31.73
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	91.1%		236	94	(Home Depot), (WinCo), Toys R Us	$17.81
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.48
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	100.0%		—	43	Northgate Market	$23.44
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.41
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	77.5%		53	53	(Safeway)	$19.29
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.93
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.92
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.34
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.41
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$21.30
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	92.7%		—	44	Albertsons	$16.49
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	100.0%		—	40	Safeway	$19.99

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	78.0%		—	40	Whole Foods, Nordstrom Rack	$29.37
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.57
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.72
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	93.8%		—	50	Von's Food & Drug	$19.45
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	97.0%		—	10	Trader Joe's	$31.10
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	94.2%		—	40	Von's Food & Drug	$20.84
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.16
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$32.67
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	96.7%		—	48	Von's Food & Drug	$23.38
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$36.90
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.8%		—	32	Nob Hill	$15.93
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	96.9%		—	53	Safeway	$16.65
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.5%		—	34	Safeway	$19.17
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$22.06
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	96.6%		—	41	Ralphs	$16.94
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	98.9%		—	45	Albertsons, Target	$17.74
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	90.6%		—	52	Ralphs, Trader Joe's	$33.75
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.24
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	50.6%		—	37	Whole Foods	$18.67
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.15

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	95.2%		—	72	Von's Food & Drug and Sprouts	$32.60
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.54
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	97.9%		113	—	(Target)	$22.40
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	96.2%		—	17	Sports Basement, Fresh & Easy	$35.81
			CA		8,472	6,700	95.7%	96.7%	1,154	2,555
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	87.5%		—	71	King Soopers, Wal-Mart	$11.07
Arapahoe Village	GRI	40%	CO	Boulder	159	64	93.0%		—	44	Safeway	$16.32
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.89
Boulevard Center			CO	Denver-Aurora	79	79	92.7%		53	53	(Safeway)	$25.39
Buckley Square			CO	Denver-Aurora	116	116	96.4%		—	62	King Soopers	$9.54
Centerplace of Greeley III Phase I			CO	Greeley	119	119	96.4%		—	—	Sports Authority	$13.90
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	98.3%		—	72	King Soopers	$9.09
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$25.32
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$21.01
Hilltop Village			CO	Denver-Aurora	100	100	91.0%		—	66	King Soopers	$8.36
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.18
Littleton Square			CO	Denver-Aurora	99	99	96.4%		—	78	King Soopers	$8.52
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.47
Marketplace at Briargate			CO	Colorado Springs	29	29	94.8%		66	66	(King Soopers)	$27.85
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.45
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	98.0%		—	55	King Soopers	$9.98
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$26.38
South Lowry Square			CO	Denver-Aurora	120	120	40.5%		—	—	—	$15.24
Stroh Ranch			CO	Denver-Aurora	93	93	95.3%		—	70	King Soopers	$11.79
Woodmen Plaza			CO	Colorado Springs	116	116	94.8%		—	70	King Soopers	$12.81
			CO		2,128	1,582	91.0%	91.0%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	95.9%		—	—	—	$30.64
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	95.1%		—	—	—	$41.28
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	99.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.20
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$32.63

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			CT		500	389	97.4%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.07
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	92.9%		—	—	—	$90.90
			DC		40	12	96.2%	96.2%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	92.0%		—	49	Acme Markets, K-Mart	$13.52
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	90.1%		—	—	—	$22.86
			DE		298	258	91.8%	91.8%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	93.7%		—	49	Publix	$12.19
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	75.5%		—	36	Publix	$19.52
Berkshire Commons			FL	Naples-Marco Island	110	110	95.9%		—	66	Publix	$13.43
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	97.7%		—	40	Publix, Wal-Mart, Bealls	$9.27
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	106	106	94.6%		—	46	Publix	$15.47
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	84.3%		—	20	The Fresh Market	$24.54
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$43.78
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.80
Carriage Gate			FL	Tallahassee	74	74	88.5%		—	13	Trader Joe's	$21.06
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	93.6%		—	54	Publix	$23.35
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.3%		—	51	Publix	$13.23
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
Fleming Island			FL	Jacksonville	132	132	98.2%		130	48	Publix, (Target)	$14.41
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	88.8%		140	46	Publix	$23.63

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.7%		—	42	Publix	$15.87
Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.2%		—	54	Publix	$14.84
Hibernia Pavilion			FL	Jacksonville	51	51	87.1%		—	39	Publix	$15.53
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	98.1%		—	45	Publix	$13.46
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.93
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.33
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	82.5%		—	—	LA Fitness	$17.96
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.11
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	86.9%		—	51	Publix	$14.91
Newberry Square			FL	Gainesville	181	181	83.2%		—	40	Publix, K-Mart	$7.03
Nocatee Town Center			FL	Jacksonville	79	79	96.0%		—	54	Publix	$14.73
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.49
Oakleaf Commons			FL	Jacksonville	74	74	92.4%		—	46	Publix	$13.72
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.05
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.75
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.06
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$13.05
Plantation Plaza	C	20%	FL	Jacksonville	78	16	93.3%		—	45	Publix	$15.38
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.3%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.39
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	98.2%		—	54	Publix	$21.55
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$16.79
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	100.0%		97	45	Publix, (Kohl's)	$17.59
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$19.02
Starke			FL	Other	13	13	100.0%		—	—	—	$24.65

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$6.00
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.09
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	95.0%		—	36	Publix	$17.79
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.4%		—	47	Publix	$12.17
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.39
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$14.41
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$18.43
			FL		4,707	4,269	94.0%	94.3%	737	1,772
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$19.92
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.67
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$15.23
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	84.5%		—	25	The Fresh Market	$22.65
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	80.8%		—	—	—	$15.98
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.03
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.12
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	90.4%		—	45	Publix	$14.43
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.31
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	93.4%		—	18	The Fresh Market	$17.94
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$18.92
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$32.76
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	100	100	100.0%		—	—	—	$27.02
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$12.51

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	91.6%		—	63	Kroger	$12.39
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	92.6%		—	12	Trader Joe's	$20.66
			GA		1,476	1,408	93.6%	93.6%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.98
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$34.43
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	96.7%		—	72	—	$13.27
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	94.8%		—	76	Mariano's Fresh Market	$25.66
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	96.6%		—	12	Trader Joe's	$22.59
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	93.9%		—	70	Whole Foods	$13.47
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.22
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.64
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	97.5%		—	51	Mariano's Fresh Market	$19.48
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.37
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$13.60
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	82.0%		—	63	Jewel-Osco	$11.74
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	98.0%		—	51	Mariano's Fresh Market	$17.12
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	97.9%		—	60	Whole Foods, Lowe's	$16.46
			IL		1,987	1,287	96.1%	96.1%	—	683
Airport Crossing	M	88%	IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.72
Augusta Center	M	96%	IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$22.48
Shops on Main	M	91%	IN	Chicago-Naperville-Joliet	214	214	96.9%		—	40	Whole Foods, Gordmans	$14.49
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	87.6%		64	64	(Kroger)	$16.70
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.07

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			IN		379	296	95.4%	95.4%	368	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	158	158	89.9%		—	61	Stop & Shop	$22.77
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.9%		—	11	Trader Joe's	$28.36
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	94.4%		—	63	Shaw's, Marshall's	$17.04
			MA		519	519	92.5%	93.6%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$20.08
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$34.42
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	72.2%		49	—	Sears, (Toys "R" Us)	$9.44
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	98.6%		—	70	Shoppers Food Warehouse	$17.18
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	90.7%		—	10	Trader Joe's	$36.50
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$36.14
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	90.8%		—	54	Safeway	$24.51
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.57
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.2%		—	44	Shoppers Food Warehouse	$18.29
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	97.6%		—	64	Shoppers Food Warehouse	$12.27
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	99.0%		—	—	TJ Maxx	$15.02
Village at Lee Airpark			MD	Baltimore-Towson	113	113	97.2%		75	63	Giant Food, (Sunrise)	$27.74
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	100.0%		—	—	LA Fitness	$23.24
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		—	—	—	$28.23
			MD		1,604	644	95.6%	95.6%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$6.93
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.98
			MI		118	118	96.4%	96.4%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.27
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.96
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.83
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	100.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.18
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.18
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	100.0%		—	44	Lund's	$21.65
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	99.4%		—	—	Kohl's	$11.94
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.18
			MN		674	207	99.4%	99.4%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	556	167	94.0%		—	87	Harris Teeter, The Fresh Market	$19.24
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	94.4%		—	14	The Fresh Market	$18.12
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.29
Colonnade Center			NC	Raleigh-Cary	58	58	98.1%		—	40	Whole Foods	$26.51
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.75
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.65
Holly Park	M	99%	NC	Raleigh-Cary	160	160	99.3%		—	12	Trader Joe's	$14.42
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.75
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	84.5%		—	56	Kroger	$14.41
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	100.0%		—	—	Dean & Deluca	$31.17
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$17.45
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	95.4%		—	53	Harris Teeter	$16.57
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	96.1%		—	19	Trader Joe's	$16.86
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$15.31
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	100.0%		—	24	The Fresh Market	$16.77
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.96
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	71.4%		—	49	Publix	$14.25
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	96.2%		—	41	Food Lion	$12.05
			NC		2,167	1,278	95.1%	96.5%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	98.1%		—	60	Shop Rite	$22.14
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	87.5%		—	34	Acme Markets	$6.18

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			NJ		158	63	94.5%	94.5%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$31.28
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	100.0%		—	66	Kroger	$10.86
East Pointe			OH	Columbus	104	104	100.0%		—	59	Kroger	$9.28
Hyde Park			OH	Cincinnati-Middletown	397	397	98.1%		—	169	Kroger, Remke Markets	$14.90
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$11.36
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.04
Red Bank Village			OH	Cincinnati-Middletown	164	164	99.2%		—	—	Wal-Mart	$6.24
Regency Commons			OH	Cincinnati-Middletown	34	34	95.0%		—	—	—	$21.40
Westchester Plaza			OH	Cincinnati-Middletown	88	88	96.9%		—	67	Kroger	$9.38
Windmiller Plaza Phase I			OH	Columbus	146	146	98.6%		—	101	Kroger	$8.96
			OH		1,307	1,307	98.8%	98.8%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$19.60
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.1%		—	38	Whole Foods	$13.60
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	96.1%		—	41	Safeway	$15.65
Northgate Marketplace	M	94%	OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.23
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	97.1%		—	55	Safeway	$10.93
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.39
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	91.8%		—	—	Bed Bath and Beyond	$18.82
			OR		656	600	97.3%	97.3%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.44
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	77.3%		—	—	Ross Dress for Less	$19.44
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$26.50
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.86
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$21.57
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	86.1%		—	56	Acme Markets	$17.43
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.6%		—	73	Valley Farm Market	$7.54
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	98.0%		—	51	Giant Food	$19.95
			PA		987	590	95.3%	95.3%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.67
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	97.0%		—	38	Publix	$14.68
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.21
			SC		222	133	99.3%	99.3%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.29
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.68
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.10
			TN		317	317	96.1%	96.1%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	98.8%		—	68	Kroger	$18.91
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.48
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	76.0%		—	40	—	$22.92
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	96.0%		—	63	Kroger	$16.92
Hancock			TX	Austin-Round Rock	410	410	98.2%		—	90	H.E.B., Sears	$14.46
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$25.22
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$22.31
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.8%		—	64	Tom Thumb	$14.72

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	94.7%		63	63	(Wal-Mart)	$22.86
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.58
Market at Round Rock			TX	Austin-Round Rock	123	123	87.3%		—	30	Sprout's Markets	$17.85
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.4%		—	49	Tom Thumb	$16.09
North Hills			TX	Austin-Round Rock	144	144	97.7%		—	60	H.E.B.	$21.27
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	97.8%		—	66	Randall's Food	$18.20
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.69
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$29.78
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.6%		—	61	Kroger	$14.34
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$19.97
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	84.6%		62	62	(Kroger)	$20.64
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	260	260	95.5%		—	101	Kroger, Academy Sports	$11.92
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.21
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.69
Tech Ridge Center			TX	Austin-Round Rock	187	187	94.8%		—	84	H.E.B.	$20.70
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	99.0%		—	—	Berings	$16.48
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$17.62
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	99.0%		127	—	(Target)	$18.06
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	88.8%		—	45	Whole Foods	$26.16
			TX		3,623	2,966	96.2%	96.8%	333	1,544
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.33
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.45
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	80.8%		—	40	Whole Foods	$26.00

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	100.0%		—	58	Safeway	$20.50
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.69
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.21
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	86.3%		—	—	—	$14.18
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	100.0%		—	65	Shoppers Food Warehouse	$24.80
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.47
Gayton Crossing	GRI	40%	VA	Richmond	158	63	89.5%		55	38	Martin's, (Kroger)	$14.47
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.2%		—	62	Giant Food	$24.00
Hanover Village Shopping Center	GRI	40%	VA	Richmond	88	35	100.0%		—	—	Aldi	$8.90
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	96.0%		143	61	Harris Teeter, (Target)	$21.73
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$36.89
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$26.78
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$21.33
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	98.2%		—	56	Giant Food	$18.57
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	96.8%		—	52	Harris Teeter	$19.97
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	97.2%		—	140	Wegmans, Dick's Sporting Goods	$16.19
Signal Hill	C	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$21.44
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	97.4%		—	47	Giant Food	$18.97
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	99.2%		—	48	Shoppers Food Warehouse, Gold's Gym	$23.93
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.3%		—	45	Martin's	$22.48
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	95.9%		—	—	—	$24.56
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	95.4%		141	59	Safeway, (Target)	$22.36
			VA		3,484	1,748	96.3%	97.1%	465	1,210
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.39

Portfolio Summary Report By State
December 31, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	94.0%		—	64	Quality Food Centers	$24.01
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	96.6%		—	49	Safeway	$12.43
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$23.24
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.50
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$34.77
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	94.7%		230	—	(Sears)	$23.18
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$22.19
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	67	(Safeway)	$28.36
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$25.53
			WA		1,227	783	98.8%	98.8%	397	343
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$8.01
			WI		133	53	92.8%	92.8%	—	69

Regency Centers Total					38,201	28,375	95.4%	95.9%	4,937	13,313

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
December 31, 2014
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,424	8.5%	$22,818	4.5%	50	15
Publix	1,831	6.5%	19,212	3.8%	45	12
Safeway	1,170	4.1%	11,610	2.3%	38	20
TJX Companies	756	2.7%	9,981	2.0%	35	13
Whole Foods	552	1.9%	9,875	1.9%	17	7
CVS	505	1.8%	8,194	1.6%	45	19
PETCO	321	1.1%	7,043	1.4%	43	17
Ahold/Giant	419	1.5%	5,884	1.2%	13	9
H.E.B.	344	1.2%	5,439	1.1%	5	0
Albertsons	396	1.4%	4,959	1.0%	11	5
Ross Dress For Less	306	1.1%	4,877	1.0%	16	8
Trader Joe's	179	0.6%	4,699	0.9%	19	6
JPMorgan Chase Bank	67	0.2%	4,126	0.8%	26	4
Bank of America	84	0.3%	4,031	0.8%	30	14
Wells Fargo Bank	79	0.3%	4,006	0.8%	38	20
Starbucks	99	0.4%	3,900	0.8%	78	29
Roundys/Marianos	219	0.8%	3,820	0.8%	5	3
Sears Holdings	409	1.4%	3,279	0.6%	6	1
Panera Bread	97	0.3%	3,210	0.6%	27	7
Walgreens	121	0.4%	3,083	0.6%	12	4
SUPERVALU	265	0.9%	3,042	0.6%	11	10
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Sports Authority	134	0.5%	2,973	0.6%	3	0
Subway	90	0.3%	2,928	0.6%	98	42
Target	359	1.3%	2,884	0.6%	4	2
Top 25 Tenants	11,692	41.2%	$158,899	31.2%	680	268

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,067	11	15
Kroger	335	5	55
Safeway	314	6	44
Wal-Mart	210	2	7
Sears Holdings	92	1	7
Albertsons	16	1	12
Publix	63	1	46
	2,096

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2014
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	166	0.6%	$3,691	0.8%	$22.17
2015	1,827	6.9%	40,326	8.3%	22.07
2016	2,708	10.2%	51,713	10.6%	19.09
2017	3,303	12.5%	68,925	14.1%	20.87
2018	2,778	10.5%	54,309	11.1%	19.55
2019	3,180	12.0%	60,525	12.4%	19.04
2020	1,851	7.0%	32,144	6.6%	17.36
2021	1,360	5.1%	22,841	4.7%	16.80
2022	1,645	6.2%	26,763	5.5%	16.27
2023	1,199	4.5%	23,483	4.8%	19.59
2024	1,527	5.8%	28,696	5.9%	18.80
10 Year Total	21,545	81.2%	$413,416	84.6%	$19.19
Thereafter	4,979	18.8%	75,100	15.4%	15.08
	26,524	100.0%	$488,516	100.0%	$18.42

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
2015	514	3.1%	$5,531	2.7%	$10.76
2016	1,213	7.3%	12,042	5.8%	9.93
2017	1,599	9.6%	21,961	10.5%	13.73
2018	1,485	8.9%	16,808	8.1%	11.32
2019	1,947	11.7%	24,800	11.9%	12.74
2020	1,299	7.8%	16,572	7.9%	12.76
2021	984	5.9%	11,637	5.6%	11.82
2022	1,219	7.3%	14,608	7.0%	11.98
2023	781	4.7%	11,022	5.3%	14.11
2024	1,026	6.2%	13,956	6.7%	13.60
10 Year Total	12,068	72.6%	$148,938	71.4%	$12.34
Thereafter	4,563	27.4%	59,642	28.6%	13.07
	16,631	100.0%	$208,581	100.0%	$12.54

Reflects in place leases as of December 31, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2014
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	166	1.7%	$3,691	1.3%	$22.17
2015	1,313	13.3%	34,795	12.4%	26.50
2016	1,496	15.1%	39,671	14.2%	26.52
2017	1,704	17.2%	46,964	16.8%	27.56
2018	1,293	13.1%	37,501	13.4%	29.00
2019	1,233	12.5%	35,726	12.8%	28.98
2020	552	5.6%	15,572	5.6%	28.19
2021	376	3.8%	11,203	4.0%	29.84
2022	426	4.3%	12,155	4.3%	28.56
2023	417	4.2%	12,461	4.5%	29.85
2024	500	5.1%	14,740	5.3%	29.46
10 Year Total	9,477	95.8%	$264,480	94.5%	$27.91
Thereafter	416	4.2%	15,457	5.5%	37.20
	9,892	100.0%	$279,937	100.0%	$28.30

Reflects in place leases as of December 31, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
December 31, 2014

($000s except percentages and per share numbers)	2013A	2014A	2015E
Core FFO / Share (for actuals please see related press release)			$2.91 - $2.97
FFO / Share			$2.89 - $2.95
Same Property
Same property percent leased at period end (pro-rata)	95.1%	95.8%	95.5% - 96.5%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	3.0% - 4.0%
New Investments
Development and Redevelopment starts	$194,288	$239,225	$100,000 - $200,000
Estimated yield (weighted average)	8.1%	7.9%	7.0% - 8.0%
Acquisitions (pro-rata)	$95,258	$196,153	$0 - $80,000
Cap rate (weighted average)	5.8%	5.4%	5.0% - 5.5%
Disposition Activity
Dispositions (pro-rata)	$309,378	$151,468	$75,000 - $100,000
Cap rate (weighted average)	7.3%	6.5%	6.5% - 7.0%
Liquidation of Preferred Investment in JV	$47,500	$—	$—
Yield	10.5%	—%	—%

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$56,563
NOI from Projects in Development (current quarter)		$73
Base Rent from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)		$3,179

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
December 31, 2014
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2015
Net income attributable to common stockholders	$0.90	0.96
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.99	1.99
Funds From Operations	$2.89	2.95
Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$2.91	2.97

Glossary of Terms
December 31, 2014

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or current or prior year Development Completions.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.